Exhibit 99.1

Pennant Reports Third Quarter 2024 Results

Conference Call and Webcast scheduled for tomorrow, November 7, 2024 at 10:00 am MT

EAGLE, Idaho – November 6, 2024 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results for the third quarter of 2024, reporting GAAP diluted earnings per share of $0.20 for the third quarter of 2024. Pennant also reported adjusted diluted earnings per share of $0.26 for the quarter (1).

Third Quarter Highlights

▪Total revenue for the third quarter was $180.7 million, an increase of $40.5 million or 28.9% over the prior year quarter;

▪Net income for the third quarter was $6.2 million, an increase of $1.8 million or 41.6% over the prior year quarter;

▪Adjusted net income for the third quarter was $8.2 million, an increase of $2.2 million or 36.8% over the prior year quarter;

▪Segment Adjusted EBITDAR from Operations for the third quarter was $26.0 million, an increase of $5.4 million or 25.9% over the prior year quarter;

▪Adjusted EBITDA for the third quarter was $15.1 million, an increase of $4.3 million or 39.2% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the third quarter was $135.7 million, an increase of $34.2 million or 33.7% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the third quarter was $23.7 million, an increase of $6.5 million or 37.4% over the prior year quarter; and segment adjusted EBITDA from operations the third quarter was $21.9 million, an increase of $6.0 million or 37.5% over the prior year quarter;

▪Total home health admissions for the third quarter were 14,993, an increase of 4,164 or 38.5% over the prior year quarter; total Medicare home health admissions for the third quarter were 6,071, an increase of 1,431 or 30.8% over the prior year quarter;

▪Hospice average daily census for the third quarter was 3,444, an increase of 746 or 27.7% compared to the prior year quarter;

▪Senior Living Services segment revenue for the third quarter was $45.0 million, an increase of $6.3 million or 16.3% over the prior year quarter; average occupancy for the third quarter was 79.1%, an increase of 20 basis points over the prior year quarter, and average monthly revenue per occupied room for the third quarter was $4,836 an increase of $350 or 7.8% over the prior year quarter;

Exhibit 99.1

▪Senior Living segment adjusted EBITDAR from operations for the third quarter was $13.4 million, an increase of $1.9 million or 16.9% over the prior year quarter; and segment adjusted EBITDA from Operations for the third quarter was $4.4 million, an increase of $1.3 million or 43.8% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”

Operating Results

“Our strong third quarter financial results demonstrate the momentum we are building across the business, and we are pleased to see robust performance in our existing operations even as we integrate new ones. The equity offering we executed after quarter end, coupled with the expansion of our revolving credit facility during the quarter, position us exceptionally well for future growth. With these operating results and a healthy balance sheet, we are poised for success through the remainder of 2024 and beyond,” said Brent Guerisoli, the Company’s Chief Executive Officer.

A discussion of the Company's use of Non-GAAP financial measures is set forth below. A reconciliation of net income to EBITDA, adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-Q for the three and nine months ended September 30, 2024, which has been filed with the SEC today and can be viewed on the Company’s website at www.pennantgroup.com.

2024 Guidance

Management is updating its annual guidance as follows: total revenue is anticipated to be between $665.3 million and $706.5 million; full year 2024 adjusted earnings per diluted share is anticipated to be between $0.90 and $0.96; and full year 2024 adjusted EBITDA is anticipated to be between $51.9 million and $55.2 million.

“The Company’s updated guidance reflects the continued momentum in the business, and incorporates current operations and organic growth, diluted weighted average shares outstanding of approximately 32.5 million, and a 26.0% effective tax rate,” stated Lynette Walbom, Pennant’s Chief Financial Officer. “It anticipates consistent operating performance through the end of the year, hospice reimbursement rate adjustments, decreased interest expense, and contributions from our joint ventures and management agreements. It excludes unannounced acquisitions, the announced purchase of Signature’s Oregon assets, start-ups, share-based compensation, acquisition-related costs, or one-time implementation and unusual items.”

Conference Call

A live webcast will be held tomorrow, November 7, 2024 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s third quarter 2024 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.
About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 122 home health and hospice agencies and 54 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities,

Exhibit 99.1
as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 506-6100
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Revenue	$180,688	$140,192	$506,348	$398,937

Expense
Cost of services	144,468	112,384	405,776	321,162
Rent—cost of services	10,906	10,006	31,814	29,439
General and administrative expense	13,023	9,417	36,337	26,913
Depreciation and amortization	1,493	1,323	4,292	3,817
Loss (gain) on disposition of property and equipment, net	4	1	(751)	4
Total expenses	169,894	133,131	477,468	381,335
Income from operations	10,794	7,061	28,880	17,602
Other (expense) income, net:
Other income (expense)	109	(37)	192	28
Interest expense, net	(2,892)	(1,496)	(6,306)	(4,355)
Other expense, net	(2,783)	(1,533)	(6,114)	(4,327)
Income before provision for income taxes	8,011	5,528	22,766	13,275
Provision for income taxes	1,354	1,066	4,957	3,894
Net income	6,657	4,462	17,809	9,381
Less: Net income attributable to noncontrolling interest	452	79	1,008	351
Net income attributable to The Pennant Group, Inc.	$6,205	$4,383	$16,801	$9,030
Earnings per share:
Basic	$0.20	$0.15	$0.56	$0.30
Diluted	$0.20	$0.15	$0.54	$0.30
Weighted average common shares outstanding:
Basic	30,281	29,912	30,157	29,825
Diluted	31,363	30,206	30,869	30,178

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash	$4,464	$6,059
Accounts receivable—less allowance for doubtful accounts of $313 and $259, respectively	84,025	61,116
Prepaid expenses and other current assets	13,307	12,902
Total current assets	101,796	80,077
Property and equipment, net	41,865	28,598
Right-of-use assets	265,441	262,923
Deferred tax assets, net	245	—
Restricted and other assets	12,173	9,337
Goodwill	129,337	91,014
Other indefinite-lived intangibles	95,902	67,742
Total assets	$646,759	$539,691
Liabilities and equity
Current liabilities:
Accounts payable	$15,888	$10,841
Accrued wages and related liabilities	36,565	28,256
Operating lease liabilities—current	19,113	17,122
Other accrued liabilities	19,029	15,330
Total current liabilities	90,595	71,549
Long-term operating lease liabilities—less current portion	248,907	248,596
Deferred tax liabilities, net	818	1,855
Other long-term liabilities	10,277	8,262
Long-term debt, net	108,875	63,914
Total liabilities	459,472	394,176
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 30,565 and 30,308 shares issued and outstanding, respectively, at September 30, 2024; and 30,297 and 29,948 shares issued and outstanding, respectively, at December 31, 2023	31	29
Additional paid-in capital	117,947	105,712
Retained earnings	51,464	34,663
Treasury stock, at cost, 3 shares at September 30, 2024 and December 31, 2023	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	169,377	140,339
Noncontrolling interest	17,910	5,176
Total equity	187,287	145,515
Total liabilities and equity	$646,759	$539,691

Exhibit 99.1
THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Nine Months Ended September 30,
	2024	2023
Net cash provided by operating activities	$18,729	$27,910
Net cash used in investing activities	(66,287)	(17,576)
Net cash provided by (used in) financing activities	45,963	(9,030)
Net (decrease) increase in cash	(1,595)	1,304
Cash beginning of period	6,059	2,079
Cash end of period	$4,464	$3,383

Exhibit 99.1
THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended September 30,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$60,988	33.8%	$44,921	32.0%
Hospice	62,757	34.7	50,371	35.9
Home care and other(a)	11,927	6.6	6,182	4.4
Total home health and hospice services	135,672	75.1	101,474	72.3
Senior living services	45,016	24.9	38,718	27.7
Total revenue	$180,688	100.0%	$140,192	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

	Nine Months Ended September 30,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$172,773	34.1%	$129,112	32.4%
Hospice	176,711	34.9	140,222	35.1
Home care and other(a)	27,979	5.5	18,239	4.6
Total home health and hospice services	377,463	74.5	287,573	72.1
Senior living services	128,885	25.5	111,364	27.9
Total revenue	$506,348	100.0%	$398,937	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

Exhibit 99.1
THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended September 30,
	2024	2023	Change	% Change
Total agency results:
Home health and hospice revenue	$135,672	$101,474	34,198	33.7%

Home health services:
Total home health admissions	14,993	10,829	4,164	38.5%
Total Medicare home health admissions	6,071	4,640	1,431	30.8%
Average Medicare revenue per 60-day completed episode(a)	$3,760	$3,480	$280	8.0%
Hospice services:
Total hospice admissions	2,987	2,433	554	22.8%
Average daily census	3,444	2,698	746	27.7%
Hospice Medicare revenue per day	$183	$183	$—	—%

	Three Months Ended September 30,
	2024	2023	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$110,748	$98,732	$12,016	12.2%

Home health services:
Total home health admissions	12,221	10,570	1,651	15.6%
Total Medicare home health admissions	5,008	4,521	487	10.8%
Average Medicare revenue per 60-day completed episode(a)	$3,587	$3,488	$99	2.8%
Hospice services:
Total hospice admissions	2,624	2,351	273	11.6%
Average daily census	2,995	2,650	345	13.0%
Hospice Medicare revenue per day	$184	$186	$(2)	(1.1)%

Exhibit 99.1

	Nine Months Ended September 30,
	2024	2023	Change	% Change
Total agency results:
Home health and hospice revenue	$377,463	$287,573	$89,890	31.3%

Home health services:
Total home health admissions	43,782	32,180	11,602	36.1%
Total Medicare home health admissions	18,155	14,437	3,718	25.8%
Average Medicare revenue per 60-day completed episode(a)	$3,646	$3,467	$179	5.2%
Hospice services:
Total hospice admissions	9,118	7,206	1,912	26.5%
Average daily census	3,209	2,544	665	26.1%
Hospice Medicare revenue per day	$182	$184	$(2)	(1.1)%

	Nine Months Ended September 30,
	2024	2023	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$322,941	$284,228	$38,713	13.6%

Home health services:
Total home health admissions	36,623	31,710	4,913	15.5%
Total Medicare home health admissions	15,441	14,221	1,220	8.6%
Average Medicare revenue per 60-day completed episode(a)	$3,546	$3,469	$77	2.2%
Hospice services:
Total hospice admissions	7,970	7,104	866	12.2%
Average daily census	2,851	2,528	323	12.8%
Hospice Medicare revenue per day	$185	$186	$(1)	(0.5)%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2023.

Exhibit 99.1

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Total senior living results:
Senior living revenue	$45,016	$38,718	$128,885	$111,364

Occupancy	79.1%	78.9%	78.9%	78.4%
Average monthly revenue per occupied unit	$4,836	$4,486	$4,758	$4,401

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Same store senior living(a) results:
Senior living revenue	$41,030	$38,126	$119,625	$110,225

Occupancy	80.2%	80.1%	79.7%	79.6%
Average monthly revenue per occupied unit	$4,790	$4,454	$4,724	$4,380

(a)	Same store senior living results is defined as all senior living communities excluding affiliate memory care units in transition, and new senior living operations acquired in 2023 or 2024.

Exhibit 99.1
THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended September 30,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$86,919	48.1%	$67,925	48.5%
Medicaid	22,715	12.6	19,893	14.2
Subtotal	109,634	60.7	87,818	62.7
Managed Care	24,652	13.6	19,158	13.6
Private and Other(a)	46,402	25.7	33,216	23.7
Total revenue	$180,688	100.0%	$140,192	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

	Nine Months Ended September 30,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$245,746	48.5%	$192,895	48.3%
Medicaid	66,386	13.1	56,455	14.2
Subtotal	312,132	61.6	249,350	62.5
Managed Care	66,084	13.1	53,538	13.4
Private and Other(a)	128,132	25.3	96,049	24.1
Total revenue	$506,348	100.0%	$398,937	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

Exhibit 99.1
THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net income attributable to The Pennant Group, Inc.	$6,205	$4,383	$16,801	$9,030

Non-GAAP adjustments
Costs at start-up operations(a)	66	59	244	1,060
Share-based compensation expense(b)	2,342	1,391	5,817	4,164
Acquisition related costs and credit allowances(c)	494	71	996	175
Interest expense - write off deferred financing fees(e)	428	—	428	—
Costs associated with transitioning operations(d)	68	90	(418)	759
Unusual, non-recurring or redundant charges(e)	239	1,009	546	1,633
Provision for income taxes on Non-GAAP adjustments(f)	(1,675)	(1,031)	(2,942)	(1,562)
Non-GAAP net income	$8,167	$5,972	$21,472	$15,259

Dilutive Earnings Per Share As Reported
Net Income	$0.20	$0.15	$0.54	$0.30
Average number of shares outstanding	31,363	30,206	30,869	30,178

Adjusted Diluted Earnings Per Share
Net Income	$0.26	$0.20	$0.70	$0.51
Average number of shares outstanding	31,363	30,206	30,869	30,178

(a)	Represents results related to start-up operations.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2024	2023	2024	2023
	Revenue	$—	$(2,928)	$(4,956)	$(8,821)
	Cost of services	65	2,820	4,884	8,981
	Rent	—	162	306	885
	Depreciation & amortization	1	5	10	15
	Total Non-GAAP adjustment	$66	$59	$244	$1,060

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2024	2023	2024	2023
	Cost of services	$1,069	$819	$2,814	$2,288
	General and administrative	1,273	572	3,003	1,876
	Total Non-GAAP adjustment	$2,342	$1,391	$5,817	$4,164

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

Exhibit 99.1

(d)	During the nine months ended September 30, 2023, an affiliate of the Company placed its memory care units into transition and began seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with an entity transitioned to Ensign.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2024	2023	2024	2023
	Revenue	$—	$(4)	$(1)	$(4)
	Cost of services	12	14	(582)	599
	Rent	53	77	157	156
	Depreciation	3	3	8	8
	Total Non-GAAP adjustment	$68	$90	$(418)	$759

(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(f)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 26.0% and 25.9% for the nine months ended September 30, 2024 and 2023, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Consolidated net income	$6,657	$4,462	$17,809	$9,381
Less: Net income attributable to noncontrolling interest	452	79	1,008	351
Add: Provision for income taxes	1,354	1,066	4,957	3,894
Net interest expense	2,892	1,496	6,306	4,355
Depreciation and amortization	1,493	1,323	4,292	3,817
Consolidated EBITDA	11,944	8,268	32,356	21,096
Adjustments to Consolidated EBITDA
Add: Costs at start-up operations(a)	65	(108)	(72)	160
Share-based compensation expense(b)	2,342	1,391	5,817	4,164
Acquisition related costs and credit allowances(c)	494	71	996	175
Costs associated with transitioning operations(d)	12	10	(583)	595
Unusual, non-recurring or redundant charges(e)	239	1,009	546	1,633
Rent related to items (a) and (d) above	53	239	463	1,041
Consolidated Adjusted EBITDA	15,149	10,880	39,523	28,864
Rent—cost of services	10,906	10,006	31,814	29,439
Rent related to items (a) and (d) above	(53)	(239)	(463)	(1,041)
Adjusted rent—cost of services	10,853	9,767	31,351	28,398
Consolidated Adjusted EBITDAR(f)	$26,002		$70,874

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During the nine months ended September 30, 2023, an affiliate of the Company placed its memory care units into transition and began seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with an entity transitioned to Ensign.
(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.
(f)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

Exhibit 99.1

The following table present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments and are included in “All Other”:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Segment GAAP Financial Measures:
Three Months Ended September 30, 2024
Revenue	$135,672	$45,016	$—	$180,688
Segment Adjusted EBITDAR from Operations	$23,724	$13,411	$(11,133)	$26,002
Three Months Ended September 30, 2023
Revenue	$101,474	$38,718	$—	$140,192
Segment Adjusted EBITDAR from Operations	$17,271	$11,473	$(8,097)	$20,647

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Segment GAAP Financial Measures:
Nine Months Ended September 30, 2024
Revenue	$377,463	$128,885	$—	$506,348
Segment Adjusted EBITDAR from Operations	$64,488	$38,226	$(31,840)	$70,874
Nine Months Ended September 30, 2023
Revenue	$287,573	$111,364	$—	$398,937
Segment Adjusted EBITDAR from Operations	$47,364	$33,394	$(23,496)	$57,262

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to Condensed Consolidated Income from Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations(a)	$26,002	$20,647	$70,874	$57,262
Less: Depreciation and amortization	1,493	1,323	4,292	3,817
Rent—cost of services	10,906	10,006	31,814	29,439
Other income	109	(37)	192	28
Adjustments to Segment EBITDAR from Operations:
Less: Costs at start-up operations(b)	65	(108)	(72)	160
Share-based compensation expense(c)	2,342	1,391	5,817	4,164
Acquisition related costs and credit allowances(d)	494	71	996	175
Costs associated with transitioning operations(e)	12	10	(583)	595
Unusual, non-recurring or redundant charges(f)	239	1,009	546	1,633
Add: Net income attributable to noncontrolling interest	452	79	1,008	351
Consolidated Income from Operations	$10,794	$7,061	$28,880	$17,602

Exhibit 99.1

(a)
Segment Adjusted EBITDAR from Operations is net income (loss) attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, and, in order to view the operations performance on a comparable basis from period to period, certain adjustments including: (1) costs at start-up operations, (2) share-based compensation, (3) acquisition related costs and credit allowances, (4) the costs associated with transitioning operations, (5) unusual, non-recurring or redundant charges, and (6) net income attributable to noncontrolling interest. General and administrative expenses are not allocated to the reportable segments, and are included as “All Other,” accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(e)	During the nine months ended September 30, 2023, an affiliate of the Company placed its memory care units into transition and began seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with an entity transitioned to Ensign.
(f)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended September 30,
	Home Health and Hospice		Senior Living
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations	$23,724	$17,271	$13,411	$11,473
Less: Rent—cost of services	1,861	1,439	9,045	8,567
Rent related to start-up and transitioning operations	—	(72)	(53)	(167)
Segment Adjusted EBITDA from Operations	$21,863	$15,904	$4,419	$3,073

	Nine Months Ended September 30,
	Home Health and Hospice		Senior Living
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations	$64,488	$47,364	$38,226	$33,394
Less: Rent—cost of services	5,254	4,136	26,560	25,303
Rent related to start-up and transitioning operations	(122)	(248)	(341)	(793)
Segment Adjusted EBITDA from Operations	$59,356	$43,476	$12,007	$8,884

Exhibit 99.1
Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) (benefits) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) (benefits) provisions for income taxes, (c) depreciation and amortization, (d) costs incurred for start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs and credit allowances, (g) net costs associated with transitioning operations, (h) unusual, non-recurring or redundant charges and (i) net income attributable to noncontrolling interest. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) (benefits) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) costs incurred for start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs and credit allowances, (h) redundant or non-recurring transition services costs, (i) costs associated with transitioning operations, (j) unusual, non-recurring or redundant charges and (j) net income attributable to noncontrolling interest. The company believes that the presentation of EBITDA, adjusted EBITDA, consolidated adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.